SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – November 4, 2003

ANWORTH MORTGAGE ASSET CORPORATION

(Exact name of Registrant as specified in its Charter)

Maryland	001-13709	52-2059785
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1299 Ocean Avenue, Suite 250, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 255-4493

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 5.    Other Events.

Anworth Mortgage Asset Corporation (the “Company”) issued a press release on November 4, 2003 announcing the formation of a wholly-owned subsidiary of the Company, Belvedere Trust Mortgage Corporation. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is hereby incorporated herein by reference.

Item 7.    Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

Exhibit 99.1

Press Release dated November 4, 2003 of the Registrant.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date: November 4, 2003	By:	/S/ JOSEPH LLOYD MCADAMS
	Name: Title:	Joseph Lloyd McAdams President and Chief Executive Officer

3

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 4, 2003 of the Registrant.